Loans	12 Months Ended
Aug. 31, 2023
Loans [Abstract]
Loans
5.	Loans

The following table presents the Company’s outstanding loans as of August 31, 2023 and 2022:

	As of	As of
	August 31,	August 31,
	2023	2022
Short-term loans	-	$220
Long-term loans, current portion	61,240	61,240
Total	$61,240	$61,460

(a) Short-term loans

In July 2022, Meta Data entered into one loan agreement with One Capital Fund I.L.P., pursuant to which Meta Data is entitled to borrow HK 17,995 and US$217,790 in aggregate with zero interest rate for one year period. The loan was disposed along with the disposition of OneSmart Edu Inc to the purchaser, Muckle Capital Investment Co., Ltd on November 25, 2022.

(b) Long-term loans

In March 2019, The Company entered into a banking facility agreement with UBS AG Singapore Branch, pursuant to which Shanghai OneSmart is entitled to borrow a USD denominated loan of $139 million term facility and $61 million greenshoe facility with a floating interest rate of LIBOR+2.7%. The term facility has a three-year term from the initial drawdown date and should be repaid in installments. The Company drew down the $139 million term facility in full in March 2019. The proceeds from this term facility were used for the Group’s share repurchase program, working capital, capital expenditure, and other general corporate purposes; and is guaranteed by OneSmart HK and subject to certain financial covenants as defined in the facility agreement. The Company is in default on   these loans.